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                           ING VARIABLE PRODUCTS TRUST
                      ING VP MidCap Opportunities Portfolio
                     ING VP SmallCap Opportunities Portfolio

                       Supplement Dated January 6, 2005
                To the Class I Prospectus and Class S Prospectus
                            Each Dated April 30, 2004

Effective immediately, the following changes are made to the prospectuses:

1. The following paragraph is added after the third paragraph of the section entitled "Investment Strategy" on pages 6 and 8 of the Class I Prospectus and pages 8 and 10 of the Class S Prospectus.

         The Portfolio may invest excess cash in other investment companies, including exchange traded funds ("ETFs"), for temporary and defensive purposes.

2. The section entitled "More Information About Risks - Other Risks - Other Investment Companies" on page 30 of the Class I Prospectus and page 35 of the Class S Prospectus is hereby deleted and replaced with the following:

         OTHER INVESTMENT COMPANIES. To the extent permitted by the Investment Company Act of 1940, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of particular industry, trends in that industry may have a dramatic impact on their value.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE